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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2002


                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-24737              76-0470458
   (State or Other            (Commission File         (IRS Employer
   Jurisdiction of                 Number)         Identification Number)
    Incorporation)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000



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                    This document includes "forward-looking"
                 statements within the meaning of Section 27A of
                the Securities Act of 1933 and Section 21E of the
            Securities Exchange Act of 1934. Other than statements of
          historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking
           statements. These forward-looking statements are subject to numerous risks and uncertainties.

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Item 5. Other Events

Completion of UK Bank Refinancing

     On November 22, 2002, Crown Castle completed an amendment to its UK revolving credit facility to cure a termination event, which resulted from the termination of the ITV Digital transmission contract in connection with the liquidation of ITV Digital. Under terms of the amended facility due June 18, 2006, Crown Castle will have (pound)120.0 million of borrowing capacity, of which (pound)100.0 million was drawn as of November 22, 2002. The amendments postpone any additional reductions in the revolver until June 30, 2004, eliminate certain financial covenants and increase the applicable borrowing margin by 25 basis points.

     The following table summarizes our cash obligations with respect to our long-term debt, our redeemable preferred stock and our site access fee to British Telecom, as of November 22, 2002 and after taking into account the credit facility amendments described above and our recent securities repurchases:


                                                   Years Ending December 31,
                                  -------------------------------------------------------------------
                         December 2002     2003     2004     2005      2006       2007     Thereafter   Totals
                         -------------   -------- -------- --------  --------   ---------- ----------   ------
                                             (in thousands of dollars)

Long-term debt           $     --        $14,250  $ 66,652  $235,837  $308,291 $537,573  $2,166,700  $3,329,303
Interest payments on
 long-term debt (a)        11,663        209,610   229,801   268,217   252,498   244,520  698,187     1,914,496
Site access fee to
 British Telecom,
 secured by letter of
 credit                        --         78,765         --       --       --        --         --     78,765
Redeemable preferred
 stock                         --             --         --       --       --        --    803,272    803,272
Dividend payments on
 exchangeable preferred
 stock                         --             --     36,366   36,366   36,366    36,366    109,097    254,561
                         --------       --------   -------- -------- --------  -------- ---------- ----------
                         $ 11,663       $302,625   $332,819 $540,420 $597,155  $818,459 $3,777,256 $6,380,397
                         ========       ========   ======== ======== ========  ======== ========== ==========

--------
(a) Interest payments on floating rate debt are estimated based on rates in effect for all or part of the fourth quarter of 2002.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     Exhibit No.           Description

     10.1 Amended and Restated Loan Agreement dated November 22, 2002 by and among Crown Castle UK Limited, Crown Castle UK Holdings Limited, Crown Castle Communications Limited and the various banks and lenders listed as parties thereto.

                                       1

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By: /s/ W. Benjamin Moreland
                                           ------------------------------
                                        Name: W. Benjamin Moreland
                                        Title: Senior Vice President, Chief
                                               Financial Officer and Treasurer

Date: November 22, 2002





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                                  EXHIBIT INDEX

     Exhibit No.           Description

      10.1 Amended and Restated Loan Agreement dated November 22, 2002 by and among Crown Castle UK Limited, Crown Castle UK Holdings Limited, Crown Castle Communications Limited and the various banks and lenders listed as parties thereto.

                                           3